EXECUTION VERSION

Security Interest

WHEREAS, Reed’s Inc., located at 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, corporation formed under the laws of the State of Delaware (the “Company”), has adopted, used and is using the marks annexed hereto as Schedule A (the “Marks”), and

WHEREAS, the Company is obligated to Rosenthal & Rosenthal, Inc. (the “Lender”) located at 1370 Broadway, New York, New York 10018, pursuant to a Financing Agreement dated October 4, 2018, as amended and/or supplemented (the “Financing Agreement”); and

WHEREAS, the Company is seeking to increase its credit extension pursuant to the Financing Agreement, and the Company is now granting to the Lender a security interest in the Marks, together with the good will of the business symbolized by the Marks;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company does hereby grant to the Lender a security interest in and to the Marks, together with the good will of the business symbolized by the Marks, which security interest shall secure all the Obligations as defined in the Financing Agreement and in accordance with the terms and provisions thereof.

The Company expressly acknowledges and affirms that the rights and remedies of the Lender with respect to the security interest granted hereby are more fully set forth in the Financing Agreement.

Dated: October 4, 2018	REED’S INC.

	By:	/s/ Valentin Stalowir
	Name:	Valentin Stalowir
	Title:	Chief Executive Officer

[notary page to follow]

STATE OF	)
ss:
COUNTY OF	)

On the ____ day of ___________, in the year 2018, before me, the undersigned, personally appeared Valentin Stalowir personally known to me or proved to me on the basis of satisfactory evidence to the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

______________________________________

(Signature and Office of Individual taking acknowledgment)

[NOTARY STAMP]

STATE OF New York)

ss:

COUNTY OF New York)

On the ____ day of ___________, in the year ____________, before me, the undersigned, personally appeared _________________________ personally known to me or proved to me on the basis of satisfactory evidence to the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

_______________________________________

(Signature and Office of Individual taking acknowledgment)

[NOTARY STAMP]

IP Short Form, pg. 2

SCHEDULE A

(Trademarks and Domain Names in the United States)

Trademark	Serial/Reg. No.	Filing Date
REED’S ORIGINAL GINGER BREW ALL-NATURAL JAMAICAN STYLE GINGER ALE	86035664/4513979	August 12, 2013
VIRGIL’S	78867175/3213043	April 21, 2006
DR. BETTER	85892888/4432318	April 2, 2013
BELIEVE THE UNBELIEVABLE!	87836349	March 15, 2018
REED’S	87721630	December 14, 2017

Domain Names

IP Short Form, pg. 3